SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2014

Xenetic Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-178082	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hayden Avenue, Suite 230 Lexington MA 02421
(Address of principal executive offices)

Registrant’s telephone number, including area code: 781-778-7722

16445 North 91st St., Suite 103, Scottsdale, Arizona 85260 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On January 23, 2014, we acquired all of the issued and outstanding capital stock of Xenetic Biosciences PLC, a company incorporated in England and Wales under the Companies Act of 1985 (“Xenetic UK”). Our acquisition of Xenetic UK (the “Acquisition”) was performed pursuant to a Scheme of Arrangement under Part 26 of the Companies Act 2006 of England and Wales (the “Scheme”), as approved by an Order of the High Court of Justice, Chancery Division, in London (the “Court”). Under the Scheme, as approved and ordered by the Court, we acquired all issued and outstanding shares of capital stock of Xenetic UK in exchange for the issuance of 56 new shares of our common stock for every 175 shares of Xenetic UK previously issued and outstanding. This transaction resulted in Xenetic UK becoming our wholly-owned subsidiary.

Xenetic UK is a biopharmaceutical company developing next-generation biologic drugs and novel oncology therapeutics. Xenetic UK’s proprietary drug technology platforms include PolyXen® for creating next generation biologic drugs by extending the efficacy, safety and half-life of biologic drugs and OncoHist® for the development of novel oncology drugs focused on orphan indications. Xenetic UK’s lead product candidates include ErepoXen®, an improved, polysialylated form of erythropoietin (EPO) for the treatment of anemia in pre-dialysis patients with chronic kidney disease and OncoHist®, a recombinant human histone H1.3 molecule which Xenetic UK is developing for the treatment of refractory Acute Myeloid Leukemia (AML). Xenetic UK is developing a novel series of polysialylated blood coagulation factors through its license agreement with Baxter International Inc. Xenetic is also developing a broad pipeline of clinical candidates for next generation biologics and novel oncology therapeutics in a number of orphan disease indications.

As a result of the Acquisition:

•	The holders of all of the capital stock of Xenetic UK issued and outstanding immediately prior to the closing of the Acquisition exchanged their shares for a total of 132,545,504 newly-issued shares of our common stock;

•	An Agreement of Conveyance, Transfer and Assignment of Subsidiaries and Assumption of Obligations, previously executed November 12, 2013 (the “Hive Out Agreement”), became effective immediately after closing of the Acquisition. Under the terms of the Hive Out Agreement, 10,000,000 shares of common stock held by our former controlling shareholder, Oxbridge Technology Partners SA (“Oxbridge”), were canceled and returned to treasury. In exchange, Oxbridge acquired all issued and outstanding shares of both of our former operating subsidiaries, Shift It Media Co. and General Aircraft, Inc. (the “Former Subsidiaries”). In addition, Oxbridge has assumed any liabilities connected with the Former Subsidiaries and has indemnified us for any losses arising out of such liabilities. Finally, the Hive Out Agreement required a payment to Oxbridge of $430,000, which was made shortly after the closing of the Acquisition. As a result of the Hive Out Agreement, our assets, liabilities, and continuing operations are now exclusively those of Xenetic UK; and
•	Immediately following the Acquisition and closing of the Hive Out Agreement, there were 136,045,504 shares of our common stock issued and outstanding.

As of the date of the Scheme through the Acquisition, there are no material relationships between us or any of our affiliates and Xenetic UK, other than with regard to the Acquisition.

3

The foregoing description of the Acquisition and Hive Out Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Court Order, Scheme of Arrangement and Hive Out Agreement, which are filed as Exhibits 2.1, 2.2, and 10.1, respectively, hereto and incorporated herein by reference.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

As used in this Current Report on Form 8-K, all references to the “Company,” “Xenetic,” “we,” “our” and “us” or similar terms, refer to Xenetic Biosciences, Inc., including its predecessors and its subsidiaries, following the effectiveness of the Scheme and the Hive Out Agreement, except where the context makes clear that the reference is only to Xenetic UK. Information about the Company and the principal terms of the Acquisition are set forth below.

Acquisition and Disposition

On January 23, 2014, in accordance with the Scheme and the Order of the Court, we acquired all of the issued and outstanding shares of Xenetic UK, which resulted in Xenetic UK becoming our wholly-owned subsidiary. In exchange for all of the issued and outstanding shares of Xenetic UK, the shareholders of Xenetic UK received a total of 132,545,504 newly-issued shares of our common stock.

On Jnauary 23, 2014, immediately upon closing of the Acquisition and pursuant to the Hive Out Agreement, we transferred ownership of the Former Subsidiaries to Oxbridge in exchange for $430,000 and Oxbridge returning 10,000,000 shares of our common stock, which shares were canceled and returned to treasury. In addition, Oxbridge has assumed any liabilities connected with the Former Subsidiaries and has indemnified us for any losses arising out of such liabilities.

There were 13,500,000 shares of our common stock outstanding before giving effect to the stock issuances in the Acquisition and the cancellation of 10,000,000 shares by Oxbridge in connection with the Hive Out Agreement. Following these events, our issued and outstanding common shares were as follows:

Shares Held by:

132,545,504 Xenetic UK shareholders

3,500,000 Existing shareholders

136,045,504

Prior to the Acquisition, there were no material relationships between us and Xenetic UK, or any of their respective affiliates, directors or officers, or any associates of their respective officers or directors, other than as disclosed in this Current Report.

General Changes Resulting from the Acquisition

Following the Acquisition and Hive Out Agreement, we intend to carry on the business of Xenetic UK as our sole line of business. Our former sole officer and director, Ari Nagler, has resigned and our new officers and directors have been appointed, as discussed in Item 5.02, below. We have relocated our principal executive offices to 99 Hayden Ave., Suite 230, Lexington MA 02421. Our telephone number is now 781-778-7722

Shareholder approval of the Acquisition and its related transactions was effected by means of the Scheme. On December 17, 2013, Xenetic UK announced the results of a Court Meeting and the General Meeting conducted in the UK for the purpose of considering and, if thought fit, passing various resolutions necessary to effect the Scheme and other matters set out in the notices of the relevant meetings. All shareholders of Xenetic UK had the right to appear at the Court Meeting and the General Meeting. At the Court Meeting, a majority in number of Xenetic UK shareholders who voted (either in person or by proxy), representing 99.9% per cent by value of all Xenetic UK shares held by such Xenetic UK shareholders voting at the General Meeting, voted in favor of the resolution to approve the Scheme. At the General Meeting, the special resolution to facilitate the implementation of the Scheme was duly passed on a poll by the requisite majority of the votes cast in person or by proxy and represented 71.56% of all shareholders on the register at the date of the Meeting.

4

On January 23, 2014, the Court approved the Scheme and confirmed the associated reduction of capital for Xenetic UK. As part of its ruling, the Court considered the fairness of the transaction and determined that the terms and conditions of the issuance of new shares of our common stock in exchange for the issued and outstanding shares of Xenetic UK were fair. Accordingly, the new shares of our common stock issued as part of the Acquisition are “Exempted Securities” under Section 3(a)(10) of the Securities Act.

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference. As discussed above, the Court considered the fairness of the transaction represented by the Scheme and determined that the terms and conditions of the issuance of new shares of our common stock in exchange for the issued and outstanding shares of Xenetic UK were fair. Accordingly, the new shares of our common stock issued as part of the Acquisition were exempted under the terms of Section 3(a)(10) of the Securities Act.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated in this Item 5.01 by reference.

Prior to the issuance of 132,545,504 shares of our common stock to the former shareholders of Xenetic UK, a majority of our shares was held by Oxbridge. Upon the Acquisition and Hive Out Agreement, our current largest shareholder is now Synbio LLC with 43.46% of our issued and outstanding common stock.

In addition, Serum Institute of India and related parties, which include Poonawalla Investment and Industries (PIIL) and Chanda Investments Pvt, beneficially own an aggregate of 13,843,984 of the Company’s equity, representing 10.18% of the total shares in issue as at the date of this report.

The election of directors and other matters immediately following the effectiveness of the Acquisition was governed by the terms of the Scheme (see Items 2.01 and 5.02 herein for a more detailed description of the appointment/election of our directors following the Acquisition).

5

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 23, 2014, Ari Nagler resigned as our former sole officer and director. There was no known disagreement with Mr. Nagler regarding our operations, policies, or practices during his time with the Company.

On January 23 and 24, 2014, we appointed new directors and executive officers as follows:

Name	Age	Position(s) and Office(s) Held
Sir Brian Richards, CBE, BSc, PhD, DSc	82	Director
M Scott Maguire, MBA	50	Chief Executive Officer, Director
Colin William Hill, ACMA	68	Chief Financial Officer, Director
Firdaus Jal Dastoor, FCS	61	Director
Artur Isaev	43	Director

Set forth below is a brief description of the background and business experience of each of our current executive officers and directors.

Sir Brian Richards, CBE, BSc, PhD, DSc: Sir Brian Richards was appointed to the board of directors and became the non-executive Chairman of Xenetic UK in June 2005. He has extensive experience of chairing boards of public companies and is currently the non-executive Chairman of Alizyme plc, Cozart plc, VASTox plc and MAN Mali (Guernsey) Limited. Sir Brian previously served as executive Chairman of British Biotechnology Limited, a company he co-founded, and has had non-executive chairmanships or directorships of several biopharmaceutical companies including Peptide Therapeutics (later Acambis plc), Oxford Biomedica plc and CeNeS Pharmaceuticals plc.

M Scott Maguire, MBA: Mr Maguire joined Xenetic UK as Chief Executive Officer in April 2004. His background is in life science and healthcare investment banking and he has advised many US and European companies on capital raisings and commercial development over his 22 year career. Mr Maguire began his banking career with Merrill Lynch in 1987 in New York and after receiving his MBA in 1993, he joined the healthcare division of W.R. Grace National Medical Care where he helped develop the international healthcare division. In 1996 he co-founded the Arthur Andersen global healthcare corporate finance practice based in London. Mr. Maguire is currently director of Healthcare Capital Partners Limited, a healthcare corporate finance and proprietary investment boutique he co-founded in 2002 and a non-executive director of Renal Services Ltd, a company focused on dialysis service provision in the UK.

Colin William Hill, ACMA, CGMA: Mr Hill was appointed Chief Financial Officer at Xenetic UK in June 2007. Prior to joining Xenetic he was Finance Director (2001-2003) and non-executive Chairman (2003) at Greenchip Investments plc. Mr Hill has been a member of the Chartered Institute of Management Accountants since 1968 and spent 15 years in industry specialising in corporate turnaround and development work before becoming a freelance consultant in 1981. Since that time, he has focused on due diligence relating to corporate finance assignments in small and medium enterprises and public companies with small market capitalizations in the UK, USA, and overseas. Between 1998 and 2008 Mr Hill was Group Finance Director of Arlington Group plc, a company listed on AIM.

Firdaus Jal Dastoor, FCS: Mr. Dastoor was appointed non-executive Director at Xenetic in July 2007. He is a Fellow Member of The Institute of Company Secretaries of India and began his career as a company secretary. He was Company Secretary of the Poonawalla Group until 1994. He then took on assignments involved in business development strategies and operations. Mr Dastoor is on the board of several companies operating in the field of engineering products, life sciences and biotech, international trade, financial services and quality standards certifications. Currently, he is a Group Director of the Poonawalla Group of Companies in charge of Finance and Corporate Affairs.

6

Artur Isaev: Mr. Artur Isaev, born in 1970, is a General Director and a majority shareholder of Human Stem Cells Institute OJSC, Russia’s public biotech company, headquartered in Moscow. Mr. Isaev has a degree in Medicine and MBA. He started his business career as a top manager in a brokerage, investment and auditing companies. In 2003 he founded Human Stem Cells Institute and from the very beginning has occupied the post of its General Director. Mr. Isaev is a vice-president of a nongovernmental Organization of Experts in Cell Technologies and Regenerative Medicine.

There are no understanding or arrangement between any of the directors and any other person pursuant to which each person was selected as a director.  None of the officers or directors have any family relationship with any other director, executive officer or person nominated or chosen by us to become a director or executive officer.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 23, 2014, the Company’s Board of Directors approved changing the fiscal year end date of the Company to a calendar year end date of December 31. The Company’s report covering the transition period will be filed on its next Form 10-K or in the amendment to this form 8K along with the Xenetic UK financials.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired. Financial statements will be filed by amendment to this Current Report on Form 8-K pursuant to Item 9.01(a)(4) no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information. Pro forma financial information will be filed by amendment to this Current Report on Form 8-K pursuant to Item 9.01(b)(2) no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
2.1	Order of the High Court of Justice, Chancery Division, entered January 23, 2014
2.2	Scheme of Arrangement (1)
10.1	Agreement of Conveyance, Transfer and Assignment of Subsidiaries and Assumption of Obligations (2)

(1) Incorporated by reference to the Current Report on Form 8-K filed with the SEC on November 25, 2013 as Exhibit 9.1.

(2) Incorporated by reference to the Annual Report on Form 10-K filed with the SEC on November 27, 2013 as Exhibit 9.3.

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenetic Biosciences, Inc.

/s/ M. SCOTT MAGUIRE

M. Scott Maguire

President, Chief Executive Officer

Date: January 29, 2014

8